UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-22906

                                         Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                     Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end: October 31

Date of reporting period: January 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedules of Investments are attached herewith.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—61.9%

Non-Agency—61.9%
United States Treasury Bill 1.284%, 2/1/18	$10,000		$10,000
1.279%, 2/8/18	10,000		9,998
1.307%, 2/15/18	12,000		11,994
1.233%, 2/22/18	10,000		9,993
1.452%, 3/1/18	12,000		11,987
United States Treasury Inflation Indexed Bonds 0.875%, 2/15/47(1)	3,000		3,128

			57,100

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $57,042)			57,100

FOREIGN GOVERNMENT SECURITIES—6.5%
Indonesia Treasury Bond 8.250%, 7/15/21	27,950,000	IDR	2,264
7.000%, 5/15/27	18,250,000	IDR	1,425
Mexican Government Development Bond 5.750%, 3/5/26	17,000	MXN	813
7.500%, 6/3/27	27,800	MXN	1,480

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $6,111)			5,982

	SHARES

COMMON STOCKS—5.8%

Consumer Discretionary—0.6%
Accor SA	1,318		74
Faurecia SA	472		43
HUGO BOSS AG	405		37
Nokian Renkaat OYJ	879		44
Paddy Power Betfair PLC	553		64
Peugeot SA	3,597		81
Porsche Automobil
Holding SE	981		91
ProSiebenSat.1 Media SE	1,492		57
SES SA	2,457		38
Zalando SE 144A(2)(3)	922		54

			583

Consumer Staples—0.3%
Beiersdorf AG	629		75
Heineken Holding NV	641		68
Jeronimo Martins SGPS SA	1,566		33

	SHARES	VALUE

Consumer Staples—continued
OMV AG	914	$59

		235

Energy—0.2%
Enagas SA	1,453	39
Galp Energia SGPS SA	3,144	60
Neste OYJ	819	57
Tenaris SA	2,991	52

		208

Financials—1.0%
ABN AMRO Group NV 144A(2)	2,634	89
Aegon NV	11,494	79
Ageas	1,272	67
Banco BPM SPA(3)	9,708	37
Banco de Sabadell SA	35,985	86
Bank of Ireland Group PLC(3)	5,948	58
Bankia SA	5,986	30
Bankinter SA	4,136	48
Erste Group Bank AG	1,944	98
EXOR NV	725	56
Groupe Bruxelles Lambert SA	516	61
Hannover Rueck SE	384	52
Mediobanca Banca di Credito Finanziario SpA	3,913	48
Natixis SA	5,831	53
SCOR SE	1,126	50
Wendel SA	187	35

		947

Health Care—0.3%
Eurofins Scientific SE	70	46
Grifols SA	1,889	61
Orion OYJ Class B	667	27
Orpea	305	38
QIAGEN NV(3)	1,479	49
UCB SA	797	69

		290

Industrials—1.4%
ACS Actividades de Construccion y Servicios SA	1,742	70
Aeroports de Paris	179	37
Alstom SA	1,021	45
ANDRITZ AG	456	27
Brenntag AG	929	60
Bureau Veritas SA	1,697	50
CNH Industrial NV	6,390	94
Deutsche Lufthansa AG	1,509	54
Edenred	1,508	49

	SHARES	VALUE

Industrials—continued
Eiffage SA	627	$76
GEA Group AG	1,061	53
Getlink SE	2,977	42
Kingspan Group PLC	972	45
KION Group AG	429	39
Leonardo SpA	2,585	31
MAN SE	219	26
MTU Aero Engines AG	333	59
OSRAM Licht AG	616	54
Prysmian SpA	1,388	49
Randstad Holding NV	789	56
Rexel SA	1,943	35
Teleperformance	350	53
Thales SA	666	75
Wartsila OYJ Abp	970	66
Zodiac Aerospace	1,320	41

		1,286

Information Technology—0.3%
Ingenico Group SA	378	43
Ubisoft Entertainment SA(3)	428	37
United Internet AG	801	58
Wirecard AG	736	92

		230

Materials—0.7%
Arkema SA	454	58
Covestro AG 144A(2)	889	102
Evonik Industries AG	958	38
Huhtamaki OYJ	613	26
K+S AG	1,226	35
LANXESS AG	586	51
Smurfit Kappa Group PLC	1,411	50
Solvay SA	470	68
Stora Enso OYJ Class R	3,693	63
Symrise AG	781	65
Umicore SA	1,219	64
voestalpine AG	714	46

		666

Real Estate—0.2%
Gecina SA	307	60
Klepierre SA	1,333	61
LEG Immobilien AG	404	45

		166

Telecommunication Services—0.2%
Elisa OYJ	964	41
Iliad SA	179	46
Proximus SADP	1,006	34
Telecom Italia SpA/ Milano(3)	74,093	67

		188

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	SHARES	VALUE

Utilities - 0.6%
EDP—Energias de Portugal SA	16,742	$59
Electricite de France SA	3,071	42
Endesa SA	2,028	46
Fortum OYJ	2,802	61
Gas Natural SDG SA	2,274	53
Innogy SE 144A(2)	826	31
Red Electrica Corp SA	2,773	59
Rubis SCA	539	40
RWE AG(3)	3,291	66
Suez	2,428	36
Terna Rete Elettrica Nazionale SpA	9,034	54
Uniper SE	1,251	37

		584

TOTAL COMMON STOCKS (Identified Cost $4,974)		5,383

RIGHTS—0.0%
ACS Actividades de Construccion y Servicios SA, Exp 02/07/18	1,616	$1

TOTAL RIGHTS (Identified Cost $1)		1

EXCHANGE-TRADED FUNDS — 5.3%
Exchange Traded Funds — 5.3%
iShares MSCI Emerging Markets Small-Cap ETF(4)	31,876	1,794
SPDR® S&P® Emerging Markets SmallCap ETF(4)	57,327	3,138

		4,932

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,420)		4,932

PURCHASED OPTIONS — 0.9% (See open purchased options schedule) (Identified Cost $1,685)		$848

PURCHASED SWAPTIONS — 1.0% (See open purchased swaptions schedule) (Identified Cost $1,160)		877

TOTAL LONG TERM INVESTMENTS — 81.4% (Identified Cost $74,393)		75,123

SHARES		VALUE

SHORT-TERM INVESTMENTS—24.0%

Money Market Mutual Funds—24.0%
Dreyfus Government Cash Management - Institutional Shares (Seven-day effective yield 1.210%)(4)	22,102,725	22,103

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $22,103)		22,103

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 105.4% (Identified Cost $96,496)		97,226

WRITTEN OPTIONS—(0.1)% (See open written options schedule) (Proceeds $56)		(82)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 105.3% (Identified Cost $96,440)		$97,144
Other assets and liabilities, net — (5.3)%		(4,914)

NET ASSETS — 100.0%		$92,230

Footnote Legend:

(1) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, these securities amounted to a value of $186 or 0.2% of net assets.

(3) Non-income producing.

(4) Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
ETF	Exchange Traded Fund
PLC	Public Limited Company
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Counterparties:
BNP	BNP Paribas
CITI	Citibank
DB	Deutsche Bank AG
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
Nomura	Nomura Global Financial Products, Inc.
Soc Gen	Societe Generale

Currencies:
AUD	Australian Dollar
CNY	Chinese Yuan
EUR	European Currency Unit
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SAR	Saudi Arabia Riyal
TRY	Turkish Lira
USD	United States Dollar

Country Weightings (Unaudited)†
United States	88%
Indonesia	4
Mexico	2
France	1
Germany	1
Spain	1
Netherlands	1
Finland	1
Belgium	1
Total	100%
† % of total investments, net of written options, as of January 31, 2018.

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

Open purchased option contracts as of January 31, 2018 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
Euro Stoxx 50®	JPM	433	$43,300	$4,050.00	03/16/18	$1
S&P 500® Index	JPM	100	10,000	3,150.00	05/18/18	10
FTSE 100 Index	JPM	226	22,600	8,400.00	06/15/18	10
Call USD 9,000 versus Put SAR 34,380	BNP	90,000	13,000,000	3.82	02/12/19	30
Call USD 1,335 versus Put JPY 128,828	Soc Gen	13,345	1,334,519	96.50	04/22/22	85
Call USD 786 versus Put JPY 78,631	Soc Gen	7,860	785,963	100.04	05/10/22	38
Call USD 1,400 versus Put JPY 139,580	BNP	14,000	1,400,000	99.70	10/20/22	66
Call USD 8,210 versus Put JPY 817,388	BNP	82,100	8,210,000	99.56	10/28/22	393
Put Options
Put USD 5,295 versus Call TRY 20,651	CITI	52,950	5,295,000	3.90	03/21/19	117
Put USD 2,410 versus Call TRY 9,398	CITI	24,097	2,409,700	3.90	04/05/19	52
Put USD 591 versus Call TRY 2,246	CITI	5,909	590,862	3.80	06/19/19	9
Put USD 295 versus Call TRY 1,121	CITI	2,950	295,000	3.80	06/27/19	4
Put USD 591 versus Call TRY 2,246	CITI	5,913	591,292	3.80	07/10/19	9
Put USD 295 versus Call TRY 1,121	CITI	2,954	295,431	3.80	07/17/19	4
Put USD 295 versus Call TRY 1,180	CITI	2,950	295,000	4.00	05/04/20	7
Put USD 590 versus Call TRY 2,360	CITI	5,900	590,000	4.00	06/04/20	13
Total						$848

Footnote Legend:

(1)	Strike price not reported in thousands.

Open purchased swaption contracts as of January 31, 2018 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Swaptions
15-Year USD Interest Rate Swap	DB	750	$18,000,000	$1.00	02/24/31	$159
Put Swaptions
12-Year USD Interest Rate Swap	GS	983,000	120,300,000	3.09	10/23/19	550
12-Year USD Interest Rate Swap	GS	491,500	60,150,000	2.57	10/23/19	(516)
4-Year USD Interest Rate Swap	GS	748,000	74,800,000	1.90	08/22/21	(88)
4-Year USD Interest Rate Swap	GS	1,000,000	100,000,000	2.95	08/27/21	218
30-Year USD Interest Rate Swap	CITI	1,000	10,000,000	3.85	07/22/30	382
15-Year USD Interest Rate Swap	CITI	260	2,600,000	3.85	01/21/31	99
15-Year USD Interest Rate Swap	DB	190	1,900,000	3.85	02/28/31	72
15-Year USD Interest Rate Swap	Nomura	26,000	2,600,000	3.85	04/07/31	(6)
15-Year USD Interest Rate Swap	GS	15,000	1,500,000	3.85	08/18/31	7
Total						$877

Footnote Legend:

(1)	Strike price not reported in thousands.

Open written option as of January 31, 2018 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options
S&P 500® Index	JPM	(16)	$1,600	$2,550.00	05/18/18	$(32)
FTSE 100 Index	JPM	(21)	2,100	7,250.00	06/15/18	(50)
Total						$(82)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

Futures contracts as of January 31, 2018 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation (Depreciation)
Euro Stoxx 50® Future	March 2018	41	$1,833	$10
MSCI Emerging Markets Index Future	March 2018	113	6,396	781
MSCI World Markets Index Future	March 2018	(73)	(4,568)	(289)
Nikkei 225 Future	March 2018	9	1,904	44
Russell 2000® Mini Index Future	March 2018	(57)	(4,492)	(157)
S&P 500® E-Mini Future	March 2018	44	6,217	384
Stoxx® Europe 600 Future	March 2018	(46)	(1,893)	(162)
TOPIX Index Future	March 2018	11	1,853	50
U.S. Ultra Bond Future	March 2018	(31)	(5,020)	133
Total				$794

Forward foreign currency exchange contracts as of January 31, 2018 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD*	890	USD	671	Nomura	2/22/18	$ 47	$ —
AUD*	661	USD	508	GS	2/22/18	25	—
AUD*	1,424	USD	1,133	CITI	3/22/18	14	—
AUD*	1,423	USD	1,132	CITI	3/22/18	14	—
AUD*	299	USD	229	CITI	3/22/18	12	—
EUR*	3,819	USD	4,522	Soc Gen	2/22/18	226	—
EUR*	675	USD	804	CITI	2/22/18	35	—
EUR*	675	USD	804	GS	2/22/18	35	—
EUR*	656	USD	778	Soc Gen	2/22/18	37	—
GBP*	334	USD	451	DB	2/22/18	23	—
INR*	124,773	USD	1,887	BNP	2/22/18	69	—
INR*	149,437	USD	2,298	GS	3/22/18	37	—
INR*	182,542	USD	2,847	BNP	4/23/18	—	(7)
JPY*	486,286	USD	4,334	BNP	2/22/18	125	—
JPY*	261,797	USD	2,350	GS	2/22/18	51	—
JPY*	261,553	USD	2,350	GS	2/22/18	48	—
MXN*	47,641	USD	2,512	GS	3/22/18	28	—
USD*	5,700	AUD	7,514	CITI	2/22/18	—	(354)
USD*	2,512	AUD	3,276	GS	3/22/18	—	(128)
USD*	2,650	EUR	2,224	GS	2/22/18	—	(115)
USD*	2,650	EUR	2,226	CITI	2/22/18	—	(117)
USD*	1,000	EUR	804	CITI	2/22/18	1	—
USD*	4,522	EUR	3,813	Soc Gen	3/22/18	—	(227)
USD*	1,618	EUR	1,350	Soc Gen	3/22/18	—	(64)
USD*	110	GBP	83	BNP	2/22/18	—	(8)
USD*	110	GBP	83	GS	2/22/18	—	(8)
USD*	110	GBP	83	Soc Gen	2/22/18	—	(8)
USD*	110	GBP	83	DB	2/22/18	—	(9)
USD*	700	INR	45,157	Nomura	2/22/18	—	(8)
USD*	787	JPY	85,487	BNP	2/22/18	3	—
USD*	717	JPY	80,087	Soc Gen	2/22/18	—	(17)
USD*	688	JPY	76,335	BNP	2/22/18	—	(12)
USD*	537	JPY	58,433	CITI	2/22/18	1	—
USD*	537	JPY	58,821	CITI	2/22/18	—	(2)
USD*	480	JPY	53,929	GS	2/22/18	—	(15)
USD*	1,133	MXN	21,589	CITI	3/22/18	—	(17)
USD*	1,132	MXN	21,589	CITI	3/22/18	—	(18)
USD*	229	MXN	4,463	CITI	3/22/18	—	(9)
USD*	755	TWD	22,313	CITI	2/22/18	—	(11)
USD*	755	TWD	22,323	CITI	2/22/18	—	(12)
USD*	755	TWD	22,269	CITI	3/22/18	—	(11)

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD*	755	TWD	22,270	CITI	3/22/18	$—	$(11)
USD*	755	TWD	22,241	CITI	4/23/18	—	(11)
USD*	755	TWD	22,248	CITI	4/23/18	—	(12)
Total						$831	$(1,211)

Footnote Legend:

* Non deliverable forward. See Notes to Schedules of Investments.

Centrally Cleared credit default swap-buy protection(1) outstanding as of January 31, 2018 was as follows:

Reference Entity	Payment Frequency	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid	Unrealized Appreciation	Unrealized (Depreciation)
CDX North American High Yield Index	TERM	JPM	5%	12/20/22	4,170 USD	$374	$291	$83	$ —
Total						$374	$291	$83	$ —

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally cleared inflation swaps outstanding as of January 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
1.995%(a)	3-Month-USCPI	TERM	JPM	6/27/27	11,900 USD	$365	$—	$365	$—

Total						$365	$—	$365	$—

Footnote Legend:

(a)	Fund pays the fixed rate and receives the floating rate.

Over-the-counter inflation swaps outstanding as of January 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
2.115%(a)	3-Month-USCPI	TERM	DB	5/18/27	2,500 USD	$41	$—	$41	$—
3.535%(b)	2-Month-UKRPI	TERM	CITI	2/16/27	16,000 GBP	409	—	409	—

Total						$450	$—	$450	$—

Footnote Legend:

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

Centrally cleared interest rate swaps outstanding as of January 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
0.289%(a)	6-Month LIBOR	Semi	JPM	10/20/25	4,100,000 JPY	$(109)	$—	$—	$(109)
0.516%(b)	6-Month LIBOR	Semi	JPM	10/20/30	2,094,000 JPY	160	—	160	—
1.953%(a)	3-Month LIBOR	QTR	JPM	2/21/20	46,996 USD	(378)	—	—	(378)
2.150%(a)	3-Month LIBOR	QTR	JPM	4/16/20	30,300 AUD	18	—	18	—
2.480%(b)	3-Month LIBOR	Semi(c)	JPM	2/15/24	26,000 USD	334	—	334	—
2.443%(b)	3-Month LIBOR	Semi(c)	JPM	2/21/24	22,515 USD	329	—	329	—
1.720%(b)	6-Month LIBOR	Semi	JPM	7/05/47	4,000 GBP	(5)	—	—	(5)
1.765%(b)	6-Month LIBOR	Semi	JPM	10/06/47	3,865 GBP	(37)	—	—	(37)
1.519%(b)	6-Month LIBOR	Semi	JPM	1/14/48	1,850 GBP	50	—	50	—
1.484%(b)	6-Month LIBOR	Semi	JPM	1/04/48	1,330 GBP	43	—	43	—
1.643%(b)	6-Month LIBOR	Semi	JPM	6/29/47	458 GBP	5	—	5	—

Total						$410	$—	$939	$(529)

Footnote Legend:

(a) Fund pays the floating rate and receives the fixed rate.

(b) Fund pays the fixed rate and receives the floating rate.

(c) Security pays the fixed rate semi annually and receives the floating rate quarterly.

Over-the-counter interest rate swaps outstanding as of January 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
2.388%(a)	3-Month LIBOR	QTR	GS	3/20/21	5,525,993 KRW	$1	$—	$1	$ —
2.425%(a)	3-Month LIBOR	QTR	BNP	3/20/21	3,418,467 KRW	3	—	3	—
2.415%(a)	3-Month LIBOR	QTR	GS	3/20/21	2,661,613 KRW	2	—	2	—
2.415%(a)	3-Month LIBOR	QTR	GS	3/20/21	2,661,613 KRW	2	—	2	—
2.533%(b)	3-Month LIBOR	QTR	GS	3/20/29	1,175,982 KRW	— (c)	—	—	—(c)
2.563%(b)	3-Month LIBOR	QTR	BNP	3/20/29	876,579 KRW	(2)	—	—	(2)
2.560%(b)	3-Month LIBOR	QTR	GS	3/20/29	561,785 KRW	(2)	—	—	(2)
2.560%(b)	3-Month LIBOR	QTR	GS	3/20/29	561,785 KRW	(2)	—	—	(2)
8.820%(a)	3-Month LIBOR	TERM	GS	1/04/21	26,261 BRL	27	—	27	—
8.790%(a)	3-Month LIBOR	TERM	GS	1/04/21	25,681 BRL	22	—	22	—
Total						$51	$—	$57	$ (6)

Footnote Legend:

(a)	Fund pays the floating rate and receives the fixed rate.
(b)	Fund pays the fixed rate and receives the floating rate.
(c)	Amount is less than $500.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

Over-the-counter volatility swaps outstanding as of January 31, 2018 were as follows:

Reference Entity	Strike Price	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Nikkei 225 Stock Market Index(a)(b)	$19.85	TERM	BNP	12/14/18	3,190 JPY	$(29)	$—	$—	$(29)
Hang Seng China Enterprises Index(b)(c)	25.45	TERM	BNP	12/28/18	134 HKD	(49)	—	—	(49)
Hang Seng China Enterprises Index(b)(c)	27.95	TERM	Soc Gen	12/28/18	105 HKD	(74)	—	—	(74)
Hang Seng China Enterprises Index(b)(c)	28.05	TERM	Soc Gen	12/28/18	105 HKD	(75)	—	—	(75)
Hang Seng China Enterprises Index(b)(c)	27.85	TERM	Soc Gen	12/28/18	105 HKD	(73)	—	—	(73)
Hang Seng China Enterprises Index(b)(c)	27.90	TERM	Soc Gen	12/28/18	70 HKD	(50)	—	—	(50)
Hang Seng China Enterprises Index(b)(c)	25.15	TERM	BNP	12/28/18	63 HKD	(21)	—	—	(21)
S&P 500® Composite Stock Price Index(a)(b)	17.40	TERM	BNP	12/21/18	51 USD	77	—	77	—
Hang Seng China Enterprises Index(b)(c)	25.00	TERM	Soc Gen	12/28/18	50 HKD	(17)	—	—	(17)
S&P 500® Composite Stock Price Index(a)(b)	16.57	TERM	Soc Gen	12/21/18	44 USD	37	—	37	—
Hang Seng China Enterprises Index(b)(c)	26.05	TERM	Soc Gen	12/28/18	42 HKD	(20)	—	—	(20)
Euro Stoxx 50®(b)(c)	18.80	TERM	BNP	12/21/18	36 EUR	(13)	—	—	(13)
Euro Stoxx 50®(b)(c)	18.80	TERM	Soc Gen	12/21/18	36 EUR	(13)	—	—	(13)
Hang Seng China Enterprises Index(b)(c)	27.60	TERM	Soc Gen	12/28/18	35 HKD	(23)	—	—	(23)
Hang Seng China Enterprises Index(b)(c)	27.90	TERM	Soc Gen	12/28/18	35 HKD	(25)	—	—	(25)
Hang Seng China Enterprises Index(b)(c)	28.05	TERM	Soc Gen	12/28/18	35 HKD	(25)	—	—	(25)
Hang Seng China Enterprises Index(b)(c)	28.15	TERM	Soc Gen	12/28/18	35 HKD	(26)	—	—	(26)
S&P 500® Composite Stock Price Index(a)(b)	17.15	TERM	BNP	12/21/18	29 USD	70	—	70	—
S&P 500® Composite Stock Price Index(a)(b)	18.05	TERM	BNP	12/21/18	17 USD	65	—	65	—
S&P 500® Composite Stock Price Index(a)(b)	19.30	TERM	Soc Gen	12/21/18	14 USD	70	—	70	—
S&P 500® Composite Stock Price Index(a)(b)	19.20	TERM	Soc Gen	12/21/18	14 USD	69	—	69	—
S&P 500® Composite Stock Price Index(a)(b)	19.20	TERM	Soc Gen	12/21/18	14 USD	69	—	69	—
S&P 500® Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	9 USD	45	—	45	—
S&P 500® Composite Stock Price Index(a)(b)	17.75	TERM	BNP	12/21/18	8 USD	29	—	29	—
S&P 500® Composite Stock Price Index(a)(b)	18.10	TERM	Soc Gen	12/21/18	6 USD	26	—	26	—
S&P 500® Composite Stock Price Index(a)(b)	18.30	TERM	Soc Gen	12/21/18	5 USD	23	—	23	—
S&P 500® Composite Stock Price Index(a)(b)	19.35	TERM	Soc Gen	12/21/18	5 USD	23	—	23	—
S&P 500® Composite Stock Price Index(a)(b)	19.25	TERM	Soc Gen	12/21/18	5 USD	23	—	23	—
S&P 500® Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	5 USD	23	—	23	—
S&P 500® Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	5 USD	23	—	23	—
Total						$139	$—	$672	$(533)

Footnote Legend:

(a)	Fund pays the variance payment and receives the fixed strike price.
(b)	Variance Swap.
(c)	Fund pays the fixed strike price and receives the variance payment.

Over-the-counter total return swaps outstanding as of January 31, 2018 were as follows:

Reference Entity	Floating Rate(a)	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Stoxx® Banks	3-Month LIBOR	QTR	CITI	6/14/18	3,870	EUR	$203	$—	$203	$—
TOPIX Banks Index	3-Month LIBOR	QTR	BNP	6/26/18	98,303	JPY	57	—	57	—
Total							$260	$—	$260	$—

Footnote Legend:

(a)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Schedule of Investments

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Concluded)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of January 31, 2018 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at January 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$57,100	$—	$57,100
Foreign Government Securities	5,982	—	5,982
Equity Securities:
Common Stocks	5,383	5,383	—
Rights	1	1	—
Exchange-Traded Funds	4,932	4,932	—
Short-Term Investments	22,103	22,103	—
Purchased Options	848	10	838
Purchased Swaptions	1,487	—	1,487
Futures Contracts	1,402	1,402	—
Foreign Currency Exchange Contracts	831	—	831
Centrally Cleared Credit Default Swaps	374	—	374
Centrally Cleared Inflation Swaps	365	—	365
Over-the-Counter Inflation Swaps	450	—	450
Centrally Cleared Interest Rate Swaps	939	—	939
Over-the-Counter Interest Rate Swaps	57	—	57
Over-the-Counter Volatility Swaps	672	—	672
Over-the-Counter Total Return Swaps	260	—	260

Total Assets	103,186	33,831	69,355

Liabilities:
Purchased Swaptions	(610)	—	(610)
Written Options	(82)	(82)	—
Futures Contracts	(608)	(608)	—
Foreign Currency Exchange Contracts	(1,211)	—	(1,211)
Centrally Cleared Interest Rate Swaps	(529)	—	(529)
Over-the-Counter Interest Rate Swaps	(6)	—	(6)
Over-the-Counter Volatility Swaps	(533)	—	(533)

Total Liabilities	$(3,579)	$(690)	$(2,889)

There were no transfers between Level 1, Level 2 or Level 3 related to securities held at January 31, 2018.

There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2018.

See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	SHARES	VALUE

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—95.2%

Diversified—19.4%
Energy Transfer Partners LP	8,000	$159
Energy Transfer Equity LP	9,700	178
Enterprise Products Partners LP	6,300	174
Kinder Morgan, Inc.	15,500	279
MPLX LP	5,471	204
ONEOK, Inc.	3,100	182

		1,176

Downstream/Other—9.9%
Andeavor	1,100	119
Cheniere Energy Partners LP Holdings LLC	5,500	156
Cheniere Energy, Inc.(1)	3,400	192
Marathon Petroleum Corp.	1,900	132

		599

Electric, LDC & Power—3.1%
NextEra Energy Partners LP	4,200	189

Gathering/Processing—22.5%
Antero Midstream GP LP	12,555	265
Crestwood Equity Partners LP	3,400	96
EnLink Midstream LLC	12,000	223
EQT GP Holdings LP	4,100	114
Hess Midstream Partners LP	3,500	76
Noble Midstream Partners LP	500	28
Rice Midstream Partners LP	2,800	58
Targa Resources Corp.	8,500	408
Western Gas Equity Partners LP	2,500	99

		1,367

Marine Shipping—6.9%
Gaslog Partners LP	6,500	154
Golar LNG Ltd.	7,000	191
Knot Offshore Partners LP	3,500	74

		419

Natural Gas Pipelines—15.3%
Tallgrass Energy GP LP	13,100	321

	SHARES	VALUE

Natural Gas Pipelines—continued
TransCanada Corp.	4,700	$216
Williams Cos, Inc. (The)	12,500	392

		929

Petroleum Transportation & Storage—12.1%
BP Midstream Partners LP	2,900	60
Enbridge, Inc.	2,200	81
Genesis Energy LP	1,800	42
Phillips 66 Partners LP	2,600	137
Plains GP Holdings LP Class A	9,134	194
SemGroup Corp. Class A	5,100	146
Shell Midstream Partners LP	2,700	77

		737

Upstream—6.0%
Anadarko Petroleum Corp.	2,000	120
Devon Energy Corp.	2,500	103
EQT Corp.	1,300	71
Noble Energy, Inc.	2,200	67

		361

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified Cost $5,365)		5,777

EXCHANGE-TRADED FUNDS—2.6%

Exchange Traded Funds—2.6%
JPMorgan Alerian MLP Index ETN(2)	5,300	156

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $152)		156

TOTAL LONG TERM INVESTMENTS — 97.8% (Identified Cost $5,517)		5,933

SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Funds—1.6%
Dreyfus Government Cash Management - Institutional Shares (Seven-day effective yield 1.210%)(2)	95,546	96

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $96)		96

VALUE

TOTAL INVESTMENTS — 99.4% (Identified Cost $5,613)	$6,029

Other assets and liabilities, net — 0.6%	38

NET ASSETS — 100.0%	$6,067

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:

ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings (Unaudited)†
United States	88%
Canada	5
Bermuda	3
Monaco	3
United Kingdom	1
Total	100%

Ownership Structure (Unaudited)†,††
Midstream MLP	25%
Embedded General Partners	21
Major Midstream Companies	17
MLP Affiliates & Other	16
Pure Play General Partner	13
Foreign LP	4
Cash & Other	4
Total	100%

† % of total investments, as of January 31, 2018.

See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS (Concluded)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.

Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.

MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes.

Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.

Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.

The following table provides a summary of inputs used to value the Fund’s investments as of January 31, 2018 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at January 31, 2018	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$ 5,777	$ 5,777
Exchange-Traded Funds	156	156
Short-Term Investments	96	96

Total Assets	$ 6,029	$ 6,029

There were no transfers between Level 1, Level 2 or Level 3 related to securities held at January 31, 2018.

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at January 31, 2018.

See Notes to Schedule of Investments

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

MUNICIPAL BONDS—0.7%

Puerto Rico—0.7%
Puerto Rico Sales Tax Financing Corp. 6.000%, 8/1/32(1)	$1,000	$472
5.375%, 8/1/36(1)	1,065	164

		636

TOTAL MUNICIPAL BONDS (Identified Cost $571)		636

CORPORATE BONDS—64.5%

Consumer Discretionary—15.5%
Beazer Homes USA, Inc. 144A 5.875%, 10/15/27(2)	500	499
Cablevision Systems Corp. 5.875%, 9/15/22	40	40
CCO Holdings LLC / CCO Holdings Capital Corp. 144A 5.125%, 5/1/27(2)	500	487
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	1,000	992
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(2)	250	256
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(2)	205	211
Gateway Casinos & Entertainment, Ltd. 144A 8.250%, 3/1/24(2)	500	539
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	250	250
iHeartCommunications, Inc. 9.000%, 12/15/19	2,375	1,829
iHeartCommunications, Inc. Escrow 0.000%, 2/1/21(3)	515	—
L Brands, Inc. 6.875%, 11/1/35	250	256
Laureate Education, Inc. 144A 8.250%, 5/1/25(2)	255	273

	PAR VALUE	VALUE

Consumer Discretionary—continued
Lee Enterprises, Inc. /IA 144A 9.500%, 3/15/22(2)	$1,500	$1,560
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 144A 7.875%, 5/15/24(2)	1,505	1,479
Meredith Corp. 144A 6.875%, 2/1/26(2)	445	456
Neiman Marcus Group, Ltd. LLC 144A 8.000%, 10/15/21(2)	1,180	752
PetSmart, Inc. 144A 8.875%, 6/1/25(2)	505	321
PulteGroup, Inc. 6.375%, 5/15/33	500	559
SFR Group SA 144A 7.375%, 5/1/26(2)	500	493
Sirius XM Radio, Inc. 144A 5.000%, 8/1/27(2)	330	327
Tenneco, Inc. 5.000%, 7/15/26	250	252
Univision Communications, Inc. 144A 5.125%, 2/15/25(2)	1,000	970
Vista Outdoor, Inc. 5.875%, 10/1/23	250	242
VOC Escrow, Ltd. 144A 5.000%, 2/15/28(2)	750	748

		13,791

Consumer Staples—4.0%
Aramark Services, Inc. 144A 5.000%, 2/1/28(2)	75	76
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(2)	990	1,057
JBSUSA LUXSA/ JBS USA Finance, Inc. 144A 5.750%, 6/15/25(2)	255	251
Post Holdings, Inc. 144A 5.000%, 8/15/26(2)	460	449
Prestige Brands, Inc. 144A 6.375%, 3/1/24(2)	250	258
Revlon Consumer Products Corp. 6.250%, 8/1/24	500	321

	PAR VALUE	VALUE

Consumer Staples—continued
Safeway, Inc. 7.250%, 2/1/31	$1,385	$1,191

		3,603

Energy—8.8%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. 144A 7.500%, 5/1/25(2)	546	591
Callon Petroleum Co. 6.125%, 10/1/24	250	259
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	120	137
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(2)	495	490
Citgo Holding, Inc. 144A 10.750%, 2/15/20(2)(4)	1,859	1,989
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43	250	191
Ensco plc 7.750%, 2/1/26	35	35
EP Energy LLC / Everest Acquisition Finance, Inc. 144A 9.375%, 5/1/24(2)	245	208
8.000%, 11/29/24(2)	560	589
Jupiter Resources, Inc. 144A 8.500%, 10/1/22(2)	750	458
Nabors Industries, Inc. 5.500%, 1/15/23	500	500
Sesi LLC 144A 7.750%, 9/15/24(2)	285	306
Sunoco LP / Sunoco Finance Corp. 144A 5.500%, 2/15/26(2)	220	225
Tapstone Energy LLC / Tapstone Energy Finance Corp. 144A 9.750%, 6/1/22(2)	885	768
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 144A 8.750%, 4/15/23(2)	445	447
Weatherford International, Ltd. 9.875%, 2/15/24	415	452

See Notes to Schedule of Investments

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

Energy—continued
Whiting Petroleum

Corp. 144A 6.625%, 1/15/26(2)	$175	$179

		7,824

Financials—2.8%
4finance SA 144A 10.750%, 5/1/22(2)	1,300	1,383
Acrisure LLC / Acrisure Finance, Inc. 144A 7.000%, 11/15/25(2)	880	876
Navient Corp. 7.250%, 9/25/23	250	269

		2,528

Health Care—6.7%
Avantor, Inc. 144A 6.000%, 10/1/24(2)	430	434
CHS/Community Health Systems, Inc. 6.250%, 3/31/23	350	324
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 144A 8.125%, 6/15/21(2)	1,500	1,447
Eagle Holding Co. II LLC. PIK Capitalization, 7.625% Interest or 8.375% Capitalization 144A 7.625%, 5/15/22(2)	240	244
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 144A 6.000%, 7/15/23(2)	200	157
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 144A 6.625%, 5/15/22(2)	1,000	1,000
Tenet Healthcare Corp. 144A 7.000%, 8/1/25(2)	680	665

	PAR VALUE	VALUE

Health Care—continued
Valeant Pharmaceuticals International, Inc. 144A 6.125%, 4/15/25(2)	$805	$721
5.500%, 11/1/25(2)	435	440
9.000%, 12/15/25(2)	55	56
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(2)	520	526

		6,014

Industrials—7.9%
Advanced Disposal Services, Inc. 144A 5.625%, 11/15/24(2)	250	258
American Woodmark Corp. 144A 4.875%, 3/15/26(2)	510	513
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	660	666
Graftech International, Ltd. 6.375%, 11/15/20	1,265	1,285
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(2)	910	988
Standard Industries, Inc. 144A 4.750%, 1/15/28(2)	500	496
Topaz Marine SA 144A 9.125%, 7/26/22(2)	1,250	1,314
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,029
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(2)	459	474

		7,023

Information Technology—7.6%
Blackboard, Inc. 144A 9.750%, 10/15/21(2)	1,500	1,369
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(2)	1,000	1,001
Citrix Systems, Inc. 4.500%, 12/1/27	250	252
Corporate Risk Holdings, LLC 144A 9.500%, 7/1/19(2)	1,731	1,783

	PAR VALUE	VALUE

Information Technology—continued
First Data Corp. 144A 5.750%, 1/15/24(2)	$250	$258
Match Group, Inc. 144A 5.000%, 12/15/27(2)	510	511
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(2)	600	638
Radiate Holdco LLC / Radiate Finance, Inc. 144A 6.625%, 2/15/25(2)	470	460
Western Digital Corp. 4.750%, 2/15/26	495	501

		6,773

Materials—5.3%
ARD Securities Finance SARL PIK Capitalization, 8.750% Interest and Capitalization 144A 8.750%, 1/31/23(2)	240	248
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 144A 6.000%, 2/15/25(2)	250	258
BWAY Holding Co. 144A 7.250%, 4/15/25(2)	510	532
Hexion, Inc. 6.625%, 4/15/20	1,000	910
Hexion, Inc. 144A 10.375%, 2/1/22(2)	500	483
Ingevity Corp. 144A 4.500%, 2/1/26(2)	350	351
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,000	1,045
Platform Specialty Products Corp. 144A 5.875%, 12/1/25(2)	610	620
PQ Corp. 144A 5.750%, 12/15/25(2)	295	304

		4,751

Real Estate—0.4%
Greystar Real Estate
Partners LLC 144A 5.750%, 12/1/25(2)	375	385

See Notes to Schedule of Investments

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—1.6%
Frontier Communications Corp. 10.500%, 9/15/22	$400	$330
Level 3 Financing, Inc. 5.375%, 1/15/24	250	249
Sprint Capital Corp. 6.875%, 11/15/28	600	620
Zayo Group LLC / Zayo Capital, Inc. 144A 5.750%, 1/15/27(2)	250	254

		1,453

Utilities—3.9%
Dynegy, Inc. 144A 8.000%, 1/15/25(2)	500	544
Ferrellgas LP / Ferrellgas Finance Corp. 6.750%, 6/15/23	500	472
Ferrellgas Partners LP Ferrellgas Partners Finance Corp. 8.625%, 6/15/20	1,500	1,335
Terraform Global Operating LLC 144A 9.750%, 8/15/22(2)	1,000	1,108

		3,459

TOTAL CORPORATE BONDS (Identified Cost $57,361)		57,604

CONVERTIBLE BONDS—2.5%

Consumer Discretionary—0.8%
Caesars Entertainment Corp. 5.000%, 10/1/24	344	724

Energy—1.7%
Cheniere Energy, Inc. 4.250%, 3/15/45(4)	2,000	1,536

TOTAL CONVERTIBLE BONDS (Identified Cost $1,610)		2,260

LOAN AGREEMENTS(5) —14.8%

Consumer Discretionary—2.9%
Advantage Sales & Marketing, Inc., Second Lien Term Loan, (3 month LIBOR + 6.500%) 8.267%, 07/25/22	750	700

	PAR VALUE	VALUE

Consumer Discretionary—continued
Aristocrat Leisure, Ltd., (3 month LIBOR + 2.000%) 3.689%, 10/19/24 $	490	$494
Laureate Education, Inc., Term Loan B, (1 month LIBOR + 4.500%) 6.067%, 04/26/24	357	359
Meredith Corp., Term Loan B, (3 month LIBOR + 3.000%) 0.000%, 01/17/25(6)	320	323
Neiman Marcus Group, Ltd. LLC, (1 month LIBOR + 3.250%) 4.805%, 10/25/20	247	212
Toys R US Delaware, Inc., DIP Term Loan, (1 month LIBOR + 6.750%) 8.320%, 01/18/19	500	496

		2,584

Consumer Staples—2.4%
Aramark Intermediate HoldCo Corp., Term Loan B-1, (1 month LIBOR + 2.000%) 3.573%, 03/11/25	205	206
BJ’s Wholesale Club, Inc., Second Lien Term Loan, (3 month LIBOR + 7.500%) 0.000%, 02/03/25(6)	610	611
Diamond (BC) B.V., (2 month LIBOR + 3.000%) 4.654%, 09/06/24	420	418
Parfums Holding Company, Inc., (3 month LIBOR + 8.750%) 10.450%, 06/30/25	500	499
Revlon Consumer Products Corp. Initial Term Loan B, (1 month LIBOR + 3.500%) 5.073%, 09/07/23	496	390

		2,124

	PAR VALUE	VALUE

Industrials—1.7%
Red Ventures LLC, (1 month LIBOR + 4.000%) 5.573%, 11/08/24	$668	$676
Red Ventures LLC, Second Lien Term Loan, (1 month LIBOR + 8.000%) 9.573%, 11/08/25	363	365
Sedgwick Claims Management Services, Inc. Second Lien Term Loan, (3 month LIBOR + 5.750%) 0.000%, 02/28/22(6)	455	460

		1,501

Information Technology—0.6%
Intralinks, Inc., First Lien Term Loan, (3 month LIBOR + 4.000%) 5.700%, 11/14/24	265	265
Veritas US, Inc. Term Loan B, (3 month LIBOR + 4.500%) 6.193%, 01/27/23	287	288

		553

Materials—2.9%
CPI Acquisition, Inc., First Lien Term Loan, (3 month LIBOR + 4.500%) 6.358%, 08/17/22	3,500	2,619

Telecommunication Services—2.2%
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, (3 month LIBOR + 12.500%) 0.000%, 12/07/20(6)	1,202	695
Securus Technologies Holdings, Inc. Second Lien Term Loan, (2 month LIBOR + 8.250%) 9.873%, 11/01/25	1,240	1,255

		1,950

See Notes to Schedule of Investments

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

	PAR VALUE	VALUE

Utilities—2.1%
Energy Future
Intermediate
Holding Company
LLC (EFIH Finance
Inc.) DIP Term
Loan, (1 month
LIBOR + 3.000%) 4.565%, 06/30/18	$915	$918
Vistra Operations
Company LLC (fka
Tex Operations
Company LLC), (1 month LIBOR + 2.500%) 4.064%, 08/04/23	741	746
Vistra Operations
Company LLC (fka
Tex Operations
Company LLC), (1 month LIBOR + 2.500%) 4.069%, 08/04/23	131	132
Vistra Operations
Company LLC (fka
Tex Operations
Company LLC), (1 month LIBOR + 2.750%) 4.312%, 12/14/23	86	87

		1,883

TOTAL LOAN AGREEMENTS (Identified Cost $14,131)		13,214

	SHARES

COMMON STOCKS—6.6%

Consumer Discretionary—0.9%
VICI Properties, Inc.(7)	36,346	799

Energy—0.6%
Linn Energy, Inc.(7)	12,321	487

Financials—4.4%
Kayne Anderson Acquisition Corp.(7)	100,000	969
Silver Run Acquisition Corp.II(7)	100,000	1,022
TPG Pace Energy Holdings Corp.(7)	100,000	973
Vantage Energy Acquisition Corp.(7)	100,000	975

		3,939

	SHARES	VALUE
Health Care—0.7%
Tenet Healthcare Corp.(7)	35,000	$661
TOTAL COMMON STOCKS (Identified Cost $5,400)		5,886

EXCHANGE-TRADED FUNDS—4.4%

Exchange Traded Funds—4.4%
Alerian MLP ETF(8)	30,000	342
iShares Floating Rate Bond ETF(8)	17,620	899
PowerShares Senior Loan Portfolio(8)	38,800	901
Schwab Short-Term U.S. Treasury ETF(8)	17,900	893
SPDR Portfolio Short Term Corporate Bond ETF(8)	29,385	892

		3,927

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,914)		3,927

TOTAL LONG TERM INVESTMENTS — 93.5% (Identified Cost $82,987)		83,527

SHORT-TERM INVESTMENTS—8.5%

Money Market Mutual Funds—8.5%
Dreyfus Government
Cash Management -
Institutional Shares
(Seven-day effective yield 1.210%)(8)	7,635,346	7,635

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,635)		7,635

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 102.0% (Identified Cost $90,622)		$91,162

	PAR VALUE

SECURITIES SOLD SHORT—(1.0)%

CORPORATE BONDS—0.0%

Health Care—(0.5)%
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(2)	$(500,000)	$(466)

	PAR VALUE	VALUE
Information Technology—(0.5)%
Riverbed Technology Inc. 144A 8.875%, 3/1/23(2)	$(500,000)	$(479)

TOTAL CORPORATE BONDS (Identified Cost $(873))		(945)

TOTAL SECURITIES SOLD SHORT — (1.0)% (Proceeds	$(873))	(945)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 101.0% (Identified Cost $89,749)		$90,217
Other assets and liabilities, net — (1.0)%		(872)

NET ASSETS — 100.0%		$89,345

Footnote Legend:

(1)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, these securities amounted to a value of $40,532 or 45.4% of net assets.
(3)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	All or a portion segregated as collateral for securities sold short.
(5)	Variable rate security. Rate disclosed is as of January 31, 2018. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(6)	This loan will settle after January 31, 2018, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(7)	Non-income producing.
(8)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind

See Notes to Schedule of Investments

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

JANUARY 31, 2018 (Unaudited)

($ are reported in thousands)

LIBOR     London Interbank Offered Rate

Country Weightings (Unaudited)†
United States	91%
Luxembourg	3
Canada	3
Bermuda	2
Other	1
Total	100%
† % of total investments as of January 31, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of January 31, 2018 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at January 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$ 636	$ —	$ 636	$ —
Corporate Bonds	57,604	—	57,604	—(a)
Convertible Bonds	2,260	—	2,260	—
Loan Agreements	13,214	—	13,214	—
Equity Securities:				—
Common Stocks	5,886	5,087	799	—
Exchange-Traded Funds	3,927	3,927	—	—
Short-Term Investments	7,635	7,635	—	—

Total Assets	$ 91,162	$16,649	$74,513	$ —

Liabilities:
Corporate Bonds	(945)	—	(945)	—

Total Liabilities	$ (945)	$ —	$ (945)	$ —

Footnote Legend:

(a)	Includes internally fair valued securities currently priced at zero $0.

There were no transfers between Level 1, Level 2, or Level 3 related to securities held as of January 31, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimus; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended January 31, 2018.

See Notes to Schedule of Investments

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2018 (Unaudited)

Note 1. Significant Accounting Policies

Virtus Alternative Solutions Trust (the “Trust”) is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of the Schedule of Investments are summarized below and for derivatives, included in Note 2 below. The preparation of the Schedule of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates, and those differences could be significant.

A. Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Each Fund’s policy is to recognize transfers between levels at the end of the reporting period.

●	Level 1 — quoted prices in active markets for identical securities (security types generally include listed equities)

●	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded including options and futures contracts are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

C. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, Newfleet Credit Opportunities Fund may receive rebate income or be charged a fee on borrowed securities which is under interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

D. Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

Note 2. Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized.

During the period, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the period, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the period, Aviva Multi-Strategy Target Return Fund used options contracts to hedge against market and idiosyncratic risk or to reduce portfolio volatility.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged as collateral for swaps.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the period, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

($ reported in thousands)

accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the period, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets were entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the period, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the period, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps – Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During the period, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.

The following is a summary of derivative instruments categorized by primary risk exposure as of January 31, 2018:

Fair Values of Derivative Financial Instruments as of January 31, 2018

Derivative Assets
Aviva Multi-Strategy Target Return Fund
Primary Risk	Value
Interest rate contracts	$3,431
Foreign currency exchange contracts	1,658
Equity contracts	2,222
Commodity contracts	—
Credit contracts	374

Total	$7,685

Fair Values of Derivative Financial Instruments as of January 31, 2018

Derivative Liabilities
Aviva Multi-Strategy Target Return Fund
Primary Risk	Value
Interest rate contracts	$1,145
Foreign currency exchange contracts	1,211
Equity contracts	1,223
Commodity contracts	—
Credit contracts	—

Total	$3,579

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

($ reported in thousands)

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the period ended January 31, 2018.

Aviva Multi-Strategy Target Return Fund
Purchased Options[1]	$2,464
Purchased Swaptions[1]	1,329
Written Options[2]	(147)
Futures Contracts-Long Positions[3]	1,377
Futures Contracts-Short Positions[3]	(495)
Forward Foreign Currency Exchange Purchase Contracts[4]	27,779
Forward Foreign Currency Exchange Sale Contracts[5]	(25,431)
Interest Rate Swap Agreements[6]	233,005
Credit Default Swap Agreements—Buy Protection[6]	7,420
Total Return Swap Agreements[6]	6,015
Inflation Swap Agreements[6]	44,583
Volatility Swap Agreements[6]	6,818
Total Return Basket Swap Agreements[6]	591

1Average premiums paid for the period.

2Average premiums received for the period.

3Average unrealized for the period.

4Average value at trade date payable.

5Average value at settlement date receivable.

6Notional.

E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

January 31, 2018 (Unaudited)

($ reported in thousands)

Note 3. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 4. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At January 31, 2018, the Funds did not hold any securities that were both illiquid and restricted.

Note 5. Subsequent Event Evaluation

Management has evaluated the impact of all subsequent events on the Funds through the date the Schedule of Investments and Notes to Schedules of Investments were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the Schedule of Investments and Notes to Schedules of Investments.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	March 28, 2018

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial
Officer and Treasurer
(principal financial and accounting officer)

Date	March 28, 2018

*	Print the name and title of each signing officer under his or her signature.